HARDING, LOEVNER FUNDS, INC.

FORM N-SAR

File No. 811-07739

Semi-Annual Period Ended April 30, 2016

EXHIBIT LIST

(a)	Exhibit 99.77I(b): Terms of new or amended securities

Statutory Prospectuses for the International Equity Research Portfolio Institutional Class Shares and Investor Class Shares, are hereby incorporated by reference to the Prospectus Supplement filed with the Securities and Exchange Commission (“SEC”) on April 12, 2016 (SEC Accession No. 0001193125-16-538460)

(b)	Exhibit 99.77Q1(a): Copies of any material amendments to the registrant’s charter or by-laws

Articles Supplementary dated December 14, 2015, are hereby incorporated by reference to Post-Effective Amendment No. 43 to Harding, Loevner Funds, Inc.’s (the “Registrant’s”) Registration Statement on Form N-1A (SEC Accession No. 0001193125-15-405801)

(c)	Exhibit 99.77Q 1(e)(i) Copies of any new or amended investment advisory contracts

Amended Schedule B to Investment Advisory Agreement, effective November 1, 2015, between the Registrant on behalf of each of its series and Harding Loevner LP and Harding, Loevner LP, is hereby incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (SEC Accession No. 0001193125-16-485646)

(d)	Exhibit 99.77Q 1(e)(ii) Copies of any new or amended investment advisory contracts

Investment Advisory Agreement, dated December 17, 2015, between the Registrant, on behalf of the International Equity Research Portfolio, and Harding, Loevner LP, is hereby incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (SEC Accession No. 0001193125-15-405801)

(e)	Exhibit 99.77Q 1(e)(iii) Copies of any new or amended investment advisory contracts

Advisory Fee Waiver and Expense Reimbursement Agreement, dated December 17, 2015, between the Registrant, on behalf of the International Equity Research Portfolio, and Harding Loevner LP, is hereby incorporated by reference to Post-Effective Amendment No. 43 to Registrant’s Registration Statement on Form N-1A (SEC Accession No. 0001193125-15-405801)

(f)	Exhibit 99.77Q 1(e)(iv) Copies of any new or amended investment advisory contracts

Advisory Fee Waiver and Expense Reimbursement Agreement, dated February 29, 2016, between the Registrant and Harding Loevner, LP, is hereby incorporated by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (SEC Accession No. 0001193125-16-485646)